Registration No. 33-36317
                                                                     Rule 497(b)
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Evergreen Shares of
Connecticut Daily Tax Free Income Fund, Inc.
Florida Daily Municipal Income Fund
New Jersey Daily Municipal Income Fund, Inc.
New York Daily Tax Free Income Fund, Inc.
North Carolina Daily Municipal Income Fund, Inc.

             (collectively the "Funds" and individually the "Fund")

                                        P.O. Box 9021, Boston MA 02205-9827
                                        (800) 807-2940
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SUPPLEMENT DATED OCTOBER 12, 1995


Reich & Tang Asset Management L.P., the Fund's investment advisor, is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

The merger of The New England into MetLife will constitute an "assignment" of the existing investment advisory agreement relating to the Fund. Under the Investment Company Act of 1940, such an "assignment" will result in the automatic termination of the investment advisory agreement, effective at the time of the merger. Prior to the merger, shareholders of record of the Fund will be asked to approve a new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement. A proxy statement describing the new agreement will be sent to shareholders of the Fund prior to their being asked to vote on the new agreement.

                                                       Registration No. 33-36317
                                                                     Rule 497(b)
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EVERGREEN SHARES OF
NEW JERSEY DAILY
MUNICIPAL INCOME FUND, INC.
                                                               [GRAPHIC OMITTED]
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PROSPECTUS
January 19, 1996

New Jersey Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt, money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income taxes and to the extent possible from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that those objectives will be achieved. Only Evergreen Shares are offered by this Prospectus.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing in the Fund. A Statement of Additional Information containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling the Fund at 1(800) 807-2940. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

Investors should be aware that the Evergreen shares may not be purchased other than through certain securities dealers with whom Evergreen Funds Distributor, Inc. ("EFD") has entered into agreements for this purpose or directly from EFD. Evergreen shares have been created for the primary purpose of providing a New Jersey tax-free money market fund product for shareholders of certain funds distributed by EFD. Shares of the Fund other than Evergreen shares are offered pursuant to a separate Prospectus.

Reich & Tang Asset Management L.P. acts as Manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE ALTHOUGH THERE CAN BE NO ASSURANCE THAT THIS VALUE WILL BE MAINTAINED.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED BY INVESTORS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                                TABLE OF CONTENTS

TABLE OF FEES AND EXPENSES          3      SHAREHOLDER SERVICES            13
SELECTED FINANCIAL INFORMATION      3          Effect of Banking Laws      15
INTRODUCTION                        4      DISTRIBUTION AND SERVICE PLAN   15
INVESTMENTS OBJECTIVES,                    FEDERAL INCOME TAXES            16
POLICIES AND RISKS CONSIDERATIONS   5      NEW JERSEY INCOME TAXES         17
NEW JERSEY RISK FACTORS             8      GENERAL INFORMATION             18
MANAGEMENT OF THE FUND             10      NET ASSET VALUE                 18
DESCRIPTION OF COMMON STOCK        11      CUSTODIAN AND TRANSFER AGENT    19
DIVIDENDS AND DISTRIBUTIONS        12
HOW TO PURCHASE AND REDEEM SHARES  12
  How to Buy Shares                12
  How to Redeem Shares             12

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                           TABLE OF FEES AND EXPENSES
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Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees.............................                     0.30%
12b-1 Fees - After Fee Waiver...............                     0.00%
Other Expenses..............................                     0.36 %
     Administration Fees - After Fee Waiver.         0.15%
Total Fund Operating Expenses...............                     0.66%

Example                                     1 year              3 years             5 years               10 years
-------                                     ------              -------             -------               --------

You would pay the following expenses on a
$1000 investment, assuming 5% annual return
(cumulative through the end of each year):     $7                 $21                 $37                   $83


The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager and the Distributor have voluntarily waived administration fees and 12b-1 fees amounting to .06% and .20% of average net assets, respectively; absent such waivers the Administration Fee and the 12b-1 Fee would have been .20% and .20%, respectively. In addition, absent such waivers the Total Fund Operating Expenses would have been .92%.

THE  FIGURES   REFLECTED  IN  THIS  EXAMPLE   SHOULD  NOT  BE  CONSIDERED  AS  A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.


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                         SELECTED FINANCIAL INFORMATION
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
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The  Following  selected  financial  information  of New Jersey Daily  Municipal
Income  Fund,  Inc.  has been  audited by  McGladrey & Pullen  LLP,  Independent
Certified Public Accountants, whose thereon appears in the Statement of Additional Information.

                                                                                                                  October 26, 1990
                                                     Year Ended            Year Ended           Year Ended        (Inception) to
                                                  October 31, 1994      October 31, 1993     October 31, 1992    October 31, 1991
                                                  ----------------      ----------------     ----------------    ----------------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..              $     1.00            $     1.00           $     1.00            $     1.00
                                                  -----------           -----------          -----------           ----------

Net investment income...............                    0.020                 0.020                0.030                 0.042

Dividends from investment income....             (      0.020)          (     0.020)         (     0.030)          (     0.042)
                                                  ------------            ----------           ----------            ----------

Net asset value, end of year........              $      1.00            $    1.00           $     1.00            $     1.00
                                                  ============           ===========          ===========           ==========

Total Return........................                     2.03%                1.98%                3.01%                 4.62%

Ratios/Supplemental Data

Net assets, end of year (000).......              $   105,929            $   78,347           $   46,374            $   26,238

Ratios to average net assets:

   Expenses...........................                    .66%+               0.61%+               0.42%+                0.27%*+

   Net investment income..............                   2.02%+               1.95%+               2.88%+                4.32%*+

*    Annualized

+    Net  of  management,  administration and shareholder  servicing fees waived equivalent to .26%, .35%, .70% and .70% of average net assets respectively, plus expenses  reimbursement  equivalent to .00%,  .00%, .04% and .53% of average net assets, respectively.

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                                  INTRODUCTION
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         New Jersey Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax, and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of New Jersey, Puerto Rico and other United States territories, and their political subdivisions as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than New Jersey, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to New Jersey income tax for New Jersey residents.

         Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.

         The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager or administrator to eighteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). (See "Distribution and Service Plan.")

         On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's subscription will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon on each Fund Business Day. (See "How to Purchase and Redeem Shares," and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.

         The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)

         The Fund intends that its investment portfolio may be concentrated in New Jersey Municipal Obligations as defined herein and bank participation certificates therein. A summary of special risk factors affecting the State of New Jersey is set forth under "New Jersey Risk Factors" in the Statement of Additional Information.

         The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.

     Evergreen shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. See "How to
Purchase     and     Redeem     Shares"     and     "Shareholder      Services."

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            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
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     The Fund is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from New Jersey gross income tax, as is believedto be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

     The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New Jersey or any New Jersey local government, or their instrumentalities, authorities or districts ("New Jersey Municipal Obligations") will be exempt from the New Jersey gross income tax.
Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that New Jersey is prohibited from taxing under the Constitution, the laws of the United States of America or the New Jersey Constitution ("Territorial Municipal Obligations") also should be exempt from the New Jersey Income Tax provided the Fund complies with New Jersey law. (See "New Jersey Income Taxes" herein.) To the extent suitable New Jersey Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the New Jersey gross income tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in New Jersey Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations. The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Corporation ("S&P'") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds or notes, and "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's, in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa".

     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

     In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that the security is disposed of, it shall be disposed of as soon as practicable, consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

     All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     In view of the "concentration" of the Fund in bank participation certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulation, changes in the availability and cost of capital funds, and general economic conditions. (See "Variable Rate Demand Instruments and Participation

Certificates" in the Statement of Additional Information.) Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

     The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:

(1) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(3) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 15% of the Fund's net assets.

(4) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, when the puts offer the Fund such default protection.

(5) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     As a non-diversified investment company, the Fund is not subject to any statutory restriction under the Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities.

The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

     The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New Jersey Municipal Obligations. For additional information, please refer to the Statement of Additional Information.


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                            NEW JERSEY RISK FACTORS
-------------------------------------------------------------------------------

         This summary is included for the purpose of providing a general description of the credit and financial conditions of the State of New Jersey. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the Statement of Additional Information.

         The combination of the northeast region's cyclical adjustment and the national recession which officially began in July 1990 (according to the National Bureau of Economic Research) adversely affected the growth of New
Jersey's economy. New Jersey experienced declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Although employment growth in New Jersey has occurred in a variety of employment sectors, business services and trade sectors have been the greatest generators of employment growth in New Jersey while manufacturing jobs continued to trend downward albeit at a more moderate pace. Other evidence of New Jersey's improving economy can be found in increased home-building above the depressed levels of 1990 through 1992 and rising consumer spending.

         New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the total amount of appropriations for the fiscal year exceed the total revenue anticipated for that fiscal year. The State's current Fiscal Year ends June 30, 1995. The largest part of the total financial operations of the State is accounted for in the General Fund, which is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made.

         The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval.

         New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be independently audited by a registered municipal accountant. The Division reviews all municipal and county annual budgets prior to adoption. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements.

         The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with other State or Federal mandates enacted after the effective date of the Cap Law; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

         The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding obligations, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the three-year average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit.

     Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, requires certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

         New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

         In each school district having a Board of School Estimate, the Board of School Estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of estimate either disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

         In each school district without a Board of School Estimate, the elected board of education develops the budget proposal and, after public hearing, submits to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has approximately 20 days to determine the amount necessary to be appropriated for each item appearing in such budget.

Should the governing body fail to certify any amount determined by them to be necessary for any item rejected at the election, the board of education of such district may appeal the action to the Commissioner.

         School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000, the debt limit is 6% of the aforesaid average equalized valuation.

         In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

     The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.). The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

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                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

         The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.

         The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. The Manager was at January 31, 1995 manager, advisor or supervisor with respect to assets aggregating approximately $8.6 billion. The Manager acts as manager or administrator of eighteen other investment companies and also advises pension trust, profit sharing trusts and endowments.

         Effective October 1, 1994, the Board of Directors of the Fund approved the re-execution of the Investment Management Contract and Administrative Services Contract with the Manager. The Manager's predecessor, New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. has succeeded NEICLP as the Manager of the Fund. The re-execution of the Investment Management Contract does not result in "assignment" of the Investment Management Contract with NEICLP under the Act, since there is no change in actual control or management of the Manager caused by the re-execution.

         New  England  Investment  Companies,   Inc.  ("NEIC")  a  Massachusetts
corporation, serves as the sole general partner of NEICLP. The New England Mutual Life Insurance Company ("The New England") owns approximately 68.1% of the total partnership units outstanding of NEICLP, and Reich & Tang, Inc., owns approximately 22.8% of the outstanding partnership units of NEICLP. In addition, NEIC is a wholly-owned subsidiary of The New England, which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through eight investment advisory/management affiliates and three distribution subsidiaries. These include, in addition to the Manager, Loomis, Sayles & Company, L.P.; Copley Real Estate Advisors, Inc.; Back Bay Advisors, L.P.; Marlborough Capital Advisors, L.P.; Westpeak Investment Advisors, L.P.; Draycott Partners, Ltd.; TNE Investment Services, L.P.; New England Investment Associates, Inc.; and an affiliate, Capital Growth Management Limited Partnership. These affiliates in the aggregate are investment advisors or managers to 57 other registered investment companies.

         The re-executed Investment Management Contract and Administrative Services Contract contain the same terms and conditions governing the Manager's investment management and administrative responsibilities as the Fund's predecessor Investment Management Contract and Administrative Services Contract except for (i) the dates of execution and (ii) the identity of the Manager.

         Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services.

     Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with the personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.) In addition, Reich & Tang Distributors L.P., the Distributor, receives a servicing fee equal to .20% per annum of the average daily net assets of the shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.

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                          DESCRIPTION OF COMMON STOCK
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         The Fund was incorporated in Maryland on July 24, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or pre-emptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of January 31, 1995, the amount of shares owned by all officers and directors as a group was less than 1% of the outstanding shares of the Fund.

     The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

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                          DIVIDENDS AND DISTRIBUTIONS
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     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

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                       HOW TO PURCHASE AND REDEEM SHARES
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HOW TO BUY SHARES
         You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EFD is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Only Evergreen shares are offered through this Prospectus. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.

ADDITIONAL PURCHASE INFORMATION. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchase in any of the Evergreen mutual funds.

HOW TO REDEEM SHARES

     You may "redeem", i.e., sell your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days.However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

REDEEMING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

     Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach State Street by telephone should follow the procedures outlined above for redemption by mail.

     The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.

REDEMPTIONS BY CHECK. Upon request, the Fund will provide holders of Evergreen shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.

     Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.
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                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     The Fund offers the following shareholder services. For more information about these services or your account, contact EFD or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.

SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.

SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designated a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.

INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLAN. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

TAX SHELTERED RETIREMENT PLANS. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions.


     In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

     Shares will be issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's order at the net asset value per share first determined after receipt of the order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

     Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

     There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

     Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, Eastern time, on any Fund Business Day becomes effective on the next Fund Business Day.

     The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     The redemption of shares may result in the investor's receipt of more or less than is paid for the shares and, thus, in a taxable gain or loss to the investor.

EFFECT OF BANKING LAWS

     The  Glass-Steagall  Act limits the ability of a depository  institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant.

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                          DISTRIBUTION AND SERVICE PLAN
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     Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors L.P. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

     Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

     Under the Shareholder Servicing Agreement, the Distributor receives a service fee equal to .20% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholders services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to participating organizations with respect to their provision of such services to their clients or customers who are shareholders of the Fund.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into
written   agreements,   for   performing   shareholder   servicing  and  related
administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation
and  printing  of  brochures  and  other  promotional  materials,   mailings  to
prospective  shareholders,   advertising,   and  other  promotional  activities,
including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee and past profits, for the purposes enumerated in (i) above. The Manager and Distributor may make payments to Participating Organizations for providing certain of such services up to a maximum of (on an annualized basis)
 .40 of 1% of the average daily net asset value of the Fund serviced through the Participating Organizations. Moreover, the Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Manager and Distributor in carrying out their obligations under the Shareholder Servicing Agreement and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

     For the fiscal year ended October 31, 1994, the total amount spent pursuant to the Plan was .37% of the average daily net assets of the Fund all of which was paid by the Manager (which may be deemed an indirect payment by the Fund).

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                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for
Federal  income  tax  purposes,  whether  received  in  cash  or  reinvested  in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus, does not contemplate distributing "capital gain dividends" or have undistributed capital gain income within the meaning of the Code. The Fund informs shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. The Revenue Reconciliation Act of 1993 (P.L. 103-66) and other recent tax legislation, affects many of the Federal tax aspects of Municipal Obligations and makes many important changes to the Federal income tax system, including an increase in marginal tax rates. In addition to these changes, the Tax Reform Act of 1986 (P.L. 99-514) limited the annual amount of many types of tax-exempt bonds that a state may issue and revised current arbitrage restrictions. P.L. 99-514 also provided that interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax and P.L. 103-66 increases the alternative minimum tax rate for taxpayers other than corporations up to 28%. Further, corporations will be required to include in alternative minimum taxable income, 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this item). Certain tax-exempt interest is also included in the tax base for the additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986 for taxable years beginning before January 1, 1996 and in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest.

     With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be tax-exempt to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

     In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal Government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

--------------------------------------------------------------------------------
                             NEW JERSEY INCOME TAXES
--------------------------------------------------------------------------------

     The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

     The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest- bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, Territorial Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Zuckerman Radin Tischman Epstein & Gross, P.A., special New Jersey tax counsel to the Fund, assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations or Territorial Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax.

     Shareholders are urged to consult with their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

     The Fund was incorporated under the laws of the State of Maryland on July 24, 1990 and it is registered with the Securities and Exchange Commission as a non-diversified, open-end management investment company.

     The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

     As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

     For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the
Commission and copies thereof may be obtained upon payment of certain duplicating fees.
--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.
--------------------------------------------------------------------------------
                          CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

[This space intentionally left blank]



















DISTRIBUTOR
Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

For further information contact the Fund at 2500 Westchester Avenue Purchase, New York 10577

EVERGREEN FUNDS APPLICATION

FOR PURCHASES OF CLASS A, B, C OR EVERGREEN SHARES ONLY

DO NOT USE FOR EVERGREEN'S, IRA OR KEOGH ACCOUNTS

If   you   need   assistance   in   completing  this  application,  please  call
1-800-235-0064.
Mail check and completed application to: The Evergreen Funds, State Street Bank & Trust Co., P.O. Box 9021, Boston, MA, 02205-9827

1.       YOUR ACCOUNT REGISTRATION   (please print)
         (Check only one box here to indicate type of registration.)

[    ]  INDIVIDUAL

--------------------       --------------------------------------
First Name                 Initial                   Last Name

----------------------------------------------
Social Security Number  1

[    ]  JOINT TENANT  2


-------------------------------------------------------------------------------
1 Only one Social Security Number is needed for tax reporting.

2 The account  registration will be joint tenants with right of survivorship and
not  tenants  in  common  unless   tenants  in  common  or  community   property
registrations are requested

[    ]   GIFT TO A MINOR

____________________________________ as custodian for
Custodian's Name (Only One Permitted)

________________________________________under the
Minor's Name (Only One Permitted)

_______________________Uniform Gifts to Minors Act
State
                           -------------------------------
                           Minor's Social Security Number


-------------------------------------------------------------------------------
[    ]  A TRUST (Please include copy of Trust document)

_________________________________________as trustee for
Name of Trustee

_______________________________under agreement dated
Name of Trust

-------------------.                -----------------------
Date of Trust Agreement             Taxpayer Identification Number


--------------------------------------------------------------------------------
[    ] A CORPORATION, PARTNERSHIP OR OTHER ENTITY
       (Please include copy of Corporate Resolution)


--------------------------------------------------------
Name of corporation or other entity

---------------------------------------------
Taxpayer Identification Number


2.       YOUR MAILING ADDRESS   (please print)

-----------------------------------------------------
Street Address

-----------------------------------------------------
City                       State                     Zip

-----------------------------------------------------
Home Phone                          Business Phone

I am a citizen of [    ]  U.S.      [    ]  Other ____________________
                                            (please specify)


3.       DEALER INFORMATION   (please print)

------------------------------------------------------
Dealer Name

------------------------------------------------------
Dealer Address

------------------------------------------------------
City                       State                     Zip

Dealer Authorized Signature  __________________________________

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City                       State                     Zip

--------------------------------------------------------
Dealer Branch Office Number                          Branch Phone Number

-------------------------------------------------------
Rep Number                          Rep Last Name

4. YOUR INITIAL INVESTMENT   (minimum of $1,000 per account)


Fund Name                  Share Class**                                Amount
                            A       B       C   Evergreen Shares
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------


[    ] Check    or   [    ] Wire * (Make check payable to Evergreen Funds)

* To wire funds, obtain an account number and wiring instructions by calling 800-423-2615, and fill in the information below.

On _______________________Account No. _______________________________
         (Date of Wire)

--------------------------------------------------------------------
Name of Bank                                         Branch


**  If no class is chosen, it will be assumed you wish to invest in Class A

5.       DIVIDEND AND DISTRIBUTION INSTRUCTIONS

Dividends are to be:       [    ]  Reinvested               [    ] Paid in Cash

Capital Gain
Distributions are to be:   [    ]  Reinvested               [    ] Paid in Cash

If no boxes are checked, all dividends and capital gain distributions will be reinvested.

                                                            CONTINUED ON REVERSE

6.       SYSTEMATIC WITHDRAWAL PLAN
                  (Minimum initial investment $10,000)

[    ] Systematic Withdrawal Plan

I, We request that the Fund or its transfer agent send a check for

$____________________________($75 minimum) monthly beginning

the 25th day of _____________________or [    ] quarterly beginning
                  month
the 25th day of ______________________.  The check is to be drawn to the order of ________________________________.

and mailed to:

---------------------------------------------------------
Name

---------------------------------------------------------
Address

---------------------------------------------------------
City                       State                     Zip


7.       TELEPHONE EXCHANGE/REDEMPTION OPTION
                  (minimum $1,000 per transaction)

I, We authorize you to honor any telephone requests for the following:

[ ] Exchange existing shares of one of the Evergreen funds for shares of any of the other Evergreen funds within the same class with no change in registration.

Redemption Options (choose only one)

[ ] Mail redemption proceeds from a designated Evergreen fund or to the name and address in which the fund account is registered.

         or

[ ] Wire redemption proceeds from a designated Evergreen fund to an account with the same registration as the registration in the fund at the commercial bank you specify in the following text. (Please attach a voided check for the account listed). If you would like more than one bank file, please attach additional banking information, including a voided check, for each bank listed.

-----------------------------------------------------------
Name of Bank                                Account #

-----------------------------------------------------------
Address

-----------------------------------------------------------
City                       State                     Zip

The records of the Evergreen Funds and State Street Bank and Trust Company of such instructions will be binding on all parties and neither the Evergreen Funds nor State Street will be liable for any loss, expense or cost arising out of such transactions.

X_________________________________________________________
         Shareholder Signature

X_________________________________________________________
         Joint Shareholder Signature, if any


8.       CHECK WRITING SERVICES

[ ] Please open a check writing service account at State Street Bank and Trust Company in my (our) name(s) as registered in Part I of this application and send me (us) a supply of checks. I (we) understand that checks may not be drawn on the account for less than $250.00. Please be sure to complete the attached signature card. Checks cannot be issued until it is on file.


9.      YOUR SIGNATURE

The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms. The Fund's Transfer Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) number is shown above certifies (I) that number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to back up withholding (delete (ii) if under notification). If no such number is shown, the undersigned further certifies, under penalties of perjury, that (a) no such number has been issued, and a number has been or soon will be applied for; if a number is not provided to you within sixty days, the undersigned understands that all payments (including redemptions) are subject to 31% withholding under Federal tax law, until a number is provided; or (b) that the undersigned is not a citizen or resident of the U.S. and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. THE INVESTMENT ADVISOR TO THE EVERGREEN FUNDS IS REICH & TANG ASSET MANAGEMENT LP. INVESTMENTS IN THE EVERGREEN FUNDS ARE NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY SUBSIDIARIES OF ANY BANK, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK OR ANY SUBSIDIARIES OF ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE EVERGREEN FUNDS ARE DISTRIBUTED BY EVERGREEN FUNDS DISTRIBUTOR, INC., WHICH IS INDEPENDENT OF REICH & TANG ASSET MANAGEMENT LP.

X_________________________________________________________
Shareholder Signature (or Custodian)                 Date

X_________________________________________________________
Joint Shareholder Signature, if any                  Date

X_________________________________________________________
Corporate Officer, Partner, Trustee, etc.

__________________________________________________________
Title                                                Date

SYSTEMATIC INVESTMENT PLAN

12.      SYSTEMATIC INVESTMENT PLAN

[    ] Systematic Investment Plan

This service allows you to regularly and automatically add to the Evergreen Fund named below by debiting your checking account. Please allow 30 days for us to establish this service.


         I wish to make automatic investments of

         $_________________________ in the
              ($25 Minimum investment)


-------------------------------------------------------
Name of Evergreen Fund                  Class of shares



Please debit my account
(Please attach a voided check)

[    ] Monthly    [    ] Quarterly

on the

[    ] 5th                 [    ] 20th


SIGNATURES AND ACCOUNT INFORMATION

-------------------------------             -----------------------------
Shareholder Name (Please print)                      Name of Bank Account

X______________________________             _____________________________
Shareholder Signature                       Bank account number

--------------------------------------------------
Joint Shareholder Name, if any (Please print)

X_________________________________________
Joint Shareholder Signature


--------------------------------------------------
Investment Representative # and Full Name


SIGNATURE CARD FOR CHECKWRITING OPTION      (Please Print)
(see part eight of application)

[    ]   Evergreen Money Market Fund

[    ]   Evergreen Tax Exempt Money Market Fund

[    ]   Evergreen Treasury Money Market Fund
         Only one signature will be required on checks unless the box below is checked off

[    ] Check  here  only if you wish to have  both  signatures  required  on checks.


------------------------------------------------------------------
Account Number             Last Name        First   Middle Initial

------------------------------------------------------------------
Account Number             Last Name        First   Middle Initial


BY SIGNING THIS SIGNATURE CARD THE UNDERSIGNED AGREE(S) TO BE SUBJECT TO THE RULES AND REGULATIONS OF STATE STREET BANK & TRUST COMPANY, NOW OR HEREAFTER PERTAINING THERETO AND AS AMENDED FROM TIME TO TIME, AND AS SET FORTH BELOW.

X_________________________________________________________
SIGNATURE

X_________________________________________________________
SIGNATURE


THE PAYMENT OF FUNDS ON THE CONDITIONS SET FORTH BELOW IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ABOVE. If this card is signed by two persons either signature will be accepted on checks unless the box requiring tow signatures is checked off. Each signatory guarantees the genuineness of the other's signature. The Bank is hereby appointed agent by the person(s) signing this card ("Depositors") and, as such agent is directed to request redemption of shares of the fund checked off above registered in the name of such person(s) upon receipt of, and to the amount of checks drawn upon this checking account and to deposit the proceeds of such redemptions in this checking account. In so acting the Bank shall be liable only for its own negligence. Depositors will be subject to the Bank's rules and regulations governing such checking accounts including the right of the Bank not to honor checks in amounts exceeding the value of the Depositor's shareholder account with the Fund checked off above the time the check is presented for payment. It is further agreed as follows:

1. Deposits in this account may be made only from proceeds of shares of the fund checked off above.

2. The Bank reserves the right to change, modify or terminate this agreement at any time upon notification mailed to the address appearing in the shareholder records of the fund checked off above.

                                                       Registration No. 33-36317
                                                                         497 (b)
--------------------------------------------------------------------------------

600 Fifth Avenue, New York, NY 10020
(212) 830-5220
================================================================================

NEW JERSEY
DAILY MUNICIPAL
INCOME FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
             RELATED TO THE NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
      VISTA SELECT SHARES OF NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.,
           FFB SHARES OF NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                        PROSPECTUSES DATED MARCH 1, 1995
                                    AND THE
           EVERGREEN SHARES OF NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                       PROSPECTUS DATED JANUARY 19, 1996

This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of New Jersey Daily Municipal Income Fund, Inc., (the "Fund"), Vista Select Shares of the Fund and FFB Shares of the Fund dated March 1, 1995 and the prospectus of the Evergreen Shares of the Fund dated January 19, 1995 and should be read in conjunction with the respective Prospectus. The respective Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.

If you wish to invest in Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc. you should obtain a separate prospectus by writing to Vista Service Center, P.O. Box 419392, Kansas City, Missouri 64141-6392 or by calling
(800)34-VISTA. If you wish to invest in FFB Shares of New Jersey Daily Municipal Income Fund, Inc. you should obtain a separate prospectus by writing to FFB Funds, P.O. Box 4490, Grand Central Station, New York, New York 10163 or by calling (800)437-8790. If you wish to invest in Evergreen Shares of the Fund you should obtain a separate prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling (800) 807-2840.

This Statement of Additional Information is incorporated by reference into the respective Prospectuses in its entirety.

                                             Table of Contents
-----------------------------------------------------------------------------------------------------------------------

Investment Objectives,                                      Yield Quotations........................................14
    Policies and Risks.............................2        Manager.................................................15
Description of Municipal Obligations...............3        Expense Limitation......................................16
   Variable Rate Demand Instruments                         Management of the Fund..................................16
         and Participation Certificates............5            Compensation Table..................................18
   When-Issued Securities..........................7            Counsel and Auditors................................18
   Stand-by Commitments............................7        Distribution and Service Plan...........................18
Taxable Securities.................................8        Description of Common Stock.............................19
   Repurchase Agreements...........................8        Federal Income Taxes....................................20
New Jersey Risk Factors............................9        New Jersey Income Taxes.................................22
Investment Restrictions...........................12        Custodian and Transfer Agent............................22
Portfolio Transactions............................13        Description of Ratings..................................23
How to Purchase and Redeem Shares.................13        Independent Auditor's Report............................24
Net Asset Value...................................13        Financial Statements....................................25
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS

As stated in the Prospectus, the Fund is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market Fund. The Fund's investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and, to the extent possible, the New Jersey gross income tax (the "New Jersey Income Tax"), as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States and their authorities, agencies, instrumentality's and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax.

Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities, together with securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Further, interest on Municipal Obligations is includable in a 0.12% additional corporate minimum tax imposed by the SuperFund Amendments and Reauthorization Act of 1986. Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New Jersey or any New Jersey local government, or their instrumentality's, authorities or districts ("New Jersey Municipal Obligations") will be exempt from the New Jersey Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that New Jersey is prohibited from taxing under the Constitution, the laws of the United States of America or the New Jersey Constitution ("Territorial Municipal Obligations"), also should be exempt from New Jersey Income Tax provided the Fund complies with New Jersey laws. (See "New Jersey Income Taxes" herein.) To the extent that suitable New Jersey Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the New Jersey Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in New Jersey Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at a $1.00 per share. There can be no assurance that this value will be maintained. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements.

Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations. In view of this "concentration" in bank participation certificates in New Jersey Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" or "AA" by S&P in the case of long-term bonds or notes, or "Aaa" or "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" or "MIG-2" by Moody's in the case of notes; "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's, in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal Government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.)

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days or less.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the Investment Company Act of 1940 (the "Act") with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. Therefore the Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used in the Prospectus, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates" herein.

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition.

     Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise Funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide Funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the participation certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition stated herein and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 (herein), the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New Jersey issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

     These types of municipal leases may be considered illiquid and subject to the 15% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such lease will be subject to the 15% limitation on investments in illiquid securities.

(5) Any other Federal income tax-exempt, and to the extent possible, New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the Act.

Subsequent to this purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation. Certain municipal obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any municipal obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the United States Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

VARIABLE RATE DEMAND INSTRUMENTS
AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"1 of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the Act may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security, or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or

--------------------------------------------------------------------------------
1 Prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase participation certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agency of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit or insurance after no more than thirty days' notice either at anytime or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the "concentration" of the Fund in bank participation certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital Funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and The to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development of change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interests rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument of (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security, it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal Income Tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.

The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating or if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of those banks the broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to regular Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition;
(3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

REPURCHASE AGREEMENTS

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 15% of the Fund's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

NEW JERSEY RISK FACTORS

This summary is included for the purpose of providing a general description of the credit and financial condition of the State of New Jersey.

STATE FINANCE

New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical goods, machinery, instrumentation, plastics, printing and publishing. Other economic activities include insurance, tourism, petroleum refining and truck farming.

In 1975, and again in 1989, several states in the northeast and some of their subdivisions experienced financial difficulties which effected their credit ratings and borrowing abilities. The combination of the region's cyclical adjustment and the national recession which officially began in July 1990 (according to the National Bureau of Economic Research) adversely affected the growth of New Jersey's economy. As a result of the recession, New Jersey experienced declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Although employment growth in New Jersey has occurred in a variety of employment sectors, business services and trade sectors have been the greatest generators of employment growth in New Jersey while manufacturing jobs continued to trend downward albeit at a more moderate pace. Other evidence of New Jersey's improving economy can be found in increased home-building above the depressed levels of 1990 through 1992 and rising consumer spending.

The largest part of the total financial operations of the State is accounted for in the General Fund, which is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. The State's current Fiscal Year ends June 30, 1995.

The budget for Fiscal Year 1995 was signed by the Governor on June 30, 1994. The Fiscal Year 1994 budget produced a Fund Balance in the General Fund of approximately $925.9 million at the end of Fiscal Year 1994.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval.

The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 1991, 1992, 1993 and 1994 in the amounts of $388.5 million, $410.6 million, $444.3 million and $119.9 million respectively. For Fiscal Year 1995, the State has made appropriations of $103.5 million for principal and interest payments for general obligation bonds.

The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 1993 was $3.59 billion.

On November 1, 1994, the State issued an additional $59 million of its general refunding obligation bonds. S&P, Moody's and Fitch Investors Service, Inc.
("Fitch") have given these bonds the ratings of "AA+", "Aa1" and "AA+", respectively. There is no assurance that such ratings will continue for any given period of time or that either rating will not be suspended, lowered or withdrawn entirely by S&P, Moody's or Fitch if, in the judgment of S&P, Moody's or Fitch, circumstances so warrant. Any explanation of the significance of the ratings may be obtained only from S&P, Moody's and Fitch.

Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the Higher Education Assistance Authority, the New Jersey Housing and Mortgage Finance Agency and the South Jersey Port Corporation (the "Corporation"). As of June 30, 1993, there was outstanding in excess of $722.89 million of moral obligation bonded indebtedness issued by such entities, for which the maximum annual debt service was over $63.47 million as of such date. In addition, the State guarantees the payments of obligations of the New Jersey Sports and Exposition Authority and has incurred other obligations on a "subject to appropriation basis." The total of these obligations, including the "moral obligation" debt is approximately $3.33 billion.

At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act. The State does not formally estimate its reserves representing potential exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for claims pending, as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher. The State is unable to estimate its exposure for these claims. New Jersey is involved in a number of lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include challenges to the State's funding mechanism for school districts within the State, challenges to the method by which the State shares with county governments the costs for care and housing of the developmentally disabled, challenges to the State's methodology of setting hospital rates and challenges to tax payments made to the State's Spill Compensation Fund.

MUNICIPAL FINANCE

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

COUNTIES AND MUNICIPALITIES

The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be independently audited by a registered municipal accountant. The Division reviews all municipal and county annual budgets prior to adoption. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with other State or Federal mandates enacted after the effective date of the Cap Law; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of the counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding obligations, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the three year average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit. Authorized net capital debt is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, requires certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the Act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The Act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the Act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the Act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

SCHOOL DISTRICTS

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

SCHOOL BUDGETS

In each school district having a Board of School Estimate, the Board of School Estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In each school district without a Board of School Estimate, the elected board of education develops the budget proposal and, after public hearing, submits to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has approximately 20 days to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by them to be necessary for any item rejected at the election, the board of education of such district may appeal the action to the Commissioner.

SCHOOL DISTRICT BONDS

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

SCHOOL DISTRICT LEASE PURCHASE FINANCINGS

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

LOCAL FINANCING AUTHORITIES

The Local Authorities Fiscal Control Law provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.).

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

The Fund believes the information summarized above describes some of the more significant aspects relating to the Fund. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents. While the Sponsors have not independently verified this information, they have no reason to believe that such information is not correct in all material respects.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Directors.

(2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks."

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 15% of the Fund's net assets.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks."

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those tax-exempt municipal obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is based only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

(11) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the Investment Objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the respective Prospectuses is herein incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on the following holidays:
New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities (see "Investment Objectives, Policies and Risks" herein).

YIELD QUOTATIONS

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7-1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included herein, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a taxable equivalent yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. See the "Taxable Equivalent Yield Table" herein.

The Fund's yield for the seven-day period ending January 31, 1995 was 2.99% which is equivalent to an effective yield of 3.04%.

MANAGER

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). The Manager was at January 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $8.6 billion. The Manager acts as manager or administrator of eighteen other investment companies and also advises pension trust, profit sharing trusts and endowments.

Effective October 1, 1994, the Board of Directors of the Fund approved the re-execution of the Investment Management Contract and Administrative Services Contract with the Manager. The Manager's predecessor, New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. has succeeded NEICLP as the Manager of the Fund. The re-execution of the Investment Management Contract does not result in "assignment" of the Investment Management Contract with NEICLP under the Act, as amended, since there is no change in actual control or management of the Manager caused by the re-execution.

New England Investment Companies, Inc. ("NEIC"), an affiliate of New England Mutual Life Insurance Company ("The New England"), serves as the sole general partner of NEICLP. NEIC is a wholly-owned subsidiary of The New England which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through eight investment advisory/management affiliates and three distribution subsidiaries. These include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Westpeak Investment Advisors, L.P. Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Services L.P., and an affiliate, Capital Growth Management Limited Partnership. These affiliates in the aggregate are investment advisors or managers of 57 other registered investment companies.

The  re-executed  Investment  Management  Contract and  Administrative  Services
Contract contain the same terms and conditions governing the Manager's investment management and administrative responsibilities as the Fund's predecessor Investment Management Contract and Administrative Services Contract except for (i) the date of execution and (ii) the identity of the Manager.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Investment Management Contract was approved by the Board of Directors, including a majority of directors who are not interested persons (as defined in the Act), of the Fund or the Manager, effective September 15, 1993. The re-execution of the Investment Management Contract was approved by the Board of Directors, including a majority of the directors who are not interested persons of the Fund of the Manager, effective October 1, 1994.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract has a term which extends to August 31, 1995, and may be continued in force thereafter for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting for the purpose of voting on such matter.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Pursuant to the Administrative Service Contract with the Fund, the Manager performs clerical, accounting, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations.

It is intended that such rates will be the actual costs of the Manager. The Investment Management Contract was approved by a majority of the Fund's shareholders at the meeting held on August 12, 1993.

For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services (see "Distribution and Service Plan" herein).

For the Fund's fiscal year ended October 31, 1994, the fee payable to the Manager under the Investment Management Contract was $290,271, none of which was waived. The Fund's net assets at the close of business on October 31, 1994 totaled $105,929,259. For the Fund's fiscal year ended October 31, 1993, the fee payable to the Manager under the Investment Management Contract was $392,820, $114,820 of which was waived. The Fund's net assets at the close of business on October 31, 1993 totaled $78,347,126. For the Fund's fiscal year ended October 31, 1992, the fee payable to the Manager under the Investment Management Contract was $170,478, all of which was waived. The Fund's net assets at the close of business on October 31, 1992 totaled $46,373,671. The Manager may waive its rights to any portion of the management fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

Expense Limitation

The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees payable to the Distributor under the Shareholder Servicing Agreement, Administrative Services and the Distribution Agreement and all other costs borne by the Fund pursuant to the Distribution and Service Plan.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Mr. Steven W. Duff may be deemed an "interested person" of the Fund, as defined in the Act, on the basis of his affiliation with Reich & Tang Asset Management L.P. Unless otherwise specified, the address of the following persons is 600 Fifth Avenue, New York, New York 10020.

Steven W. Duff, 42 - President and a Director of the Fund, is President of the Manager. Mr. Duff was formerly Director of Mutual Fund Administration of Nationsbank with which he was associated with from 1981 to 1994. Mr. Duff is also President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund; President of Reich & Tang Government Securities Trust, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and Senior Vice President of Lebenthal Funds, Inc.

Dr. W. Giles Mellon, 64 - Director of the Fund, is Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc., and a Trustee of Reich & Tang Government Securities Trust, Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Dr. Yung Wong, 57 - Director of the Fund, is General Partner of Abacus Limited Partnership (a general partner of a venture capital investment firm) since 1984. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director of Republic Telecom Systems Corporation (provider of telecommunications equipment) since January 1989, and of TelWatch, Inc. (provider of network management software) since August 1989. Dr. Wong is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and a Trustee of Eclipse Financial Asset Trust, Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Reich & Tang Government Securities Trust.

Robert Straniere, 54 - Director of the Fund, has been a member of the New York State Assembly and a partner with the law firm of Straniere & Straniere since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc. and a Trustee of Reich & Tang Government Securities Trust, Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Lesley M. Jones, 47 - Vice President of the Fund, is Senior Vice President of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc.

Bernadette N. Finn, 48 - Secretary of the Fund, is Vice President of the Manager since September 1993. Ms. Finn was formerly Vice President of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and a Vice President and Secretary of Reich & Tang Government Securities Trust, Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc., and Assistant Secretary of The Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Money Market Funds.

Molly Flewharty, 44 - Vice President of the Fund, is Vice President of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc.

Dana E. Messina, 39 - Vice President of the Fund, is Vice President of the Manager since September 1993. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc.,

New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc., is Vice President and Treasurer of Lebenthal Funds, Inc. and is Treasurer, Chief Accounting Officer and Chief Financial Officer of Tax Exempt Proceeds Fund, Inc.

Richard De Sanctis, 39 - Treasurer of the Fund, is Assistant Treasurer of New England Investment Companies, Inc., since September 1993. Mr. De Sanctis was formerly controller of Reich & Tang, Inc., with which he has been associated since January 1991. Mr. De Sanctis was formerly Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. since 1989. He is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended October 31, 1994, all of which consisted of aggregate directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein). See compensation table below.

                               COMPENSATION TABLE

             (1)                     (2)                      (3)                      (4)                        (5)

       Name of Person,      Aggregate Compensation   Pension or Retirement       Estimated Annual       Total Compensation from
           Position          from Registrant for      Benefits Accrued as    Benefits upon Retirement  Fund and Fund Complex Paid
                                 Fiscal Year         Part of Fund Expenses                                   to Directors*
    W. Giles Mellon,
    Director                      $2,000.00                    0                        0             $48,791.67 (14 Funds)

    Robert Straniere,
    Director                      $2,000.00                    0                        0
                                                                                                      $48,791.67 (14 Funds)
    Yung Wong,
    Director                      $2,000.00                    0                        0             $48,791.67 (14 Funds)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending October 31, 1994 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending
October 31, 1994). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP, 75 East 55th Street, New York, New
York 10020.

Matters  in  connection  with New Jersey  law are  passed  upon by Sills  Cummis
Zuckerman Radin Tischman Epstein & Gross, P.A., The Legal Center, One Riverfront
Plaza, Newark, New Jersey 07102.

McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder
Servicing Agreement with Reich & Tang Distributors L.P., (the "Distributor").

Reich & Tang Asset Management,  Inc. serves as the sole general partner for both
Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich
& Tang Asset Management, Inc. serves as the sole limited partner of the Distributor.

Under the Plan,  the Fund and the  Distributor  will enter  into a  Shareholding
Servicing Agreement, with respect to the Fund's shares.

                                       18

For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to .20% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of Fund shares and for payments to Participating
Organizations with respect to servicing their clients or customers who are shareholders of the Fund.

For the Fund's fiscal year ended October 31, 1994, the amount payable to the Distributor under the Distribution and Service Plan and the Shareholder
Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the Act, totaled $193,514, of which $189,468 was voluntarily waived by the Manager.
During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $361,597. The excess of such payments over the total payments the Manager and the Distributor received from the Fund under the Plan represents distribution expenses funded by the Manager from its own resources including the management fee.

Under the Distribution Agreement, the Distributor for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Manager in carrying out their obligations under the Shareholder Servicing Agreement and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts, brochures and other promotional materials and of delivering the prospectuses and materials to prospective shareholders of the Fund.

The Plan  provides that the Manager may make payments from time to time from its own  resources,  which may include the  management  fee and past profits for the following  purposes:  (i) to  defray  the costs of,  and to  compensate  others, including  Participating  Organizations  with whom the Manager has entered  into
written   agreements   for   performing   shareholder   servicing   and  related
administrative  functions  on  behalf of the Fund;  (ii) to  compensate  certain
Participating  Organizations for providing assistance in distributing the Fund's shares;  (iii)  to pay  the  costs  of  printing  and  distributing  the  Fund's prospectus  to  prospective  investors;  (iv)  and to  defray  the  cost  of the preparation and printing of brochures and other promotional materials,  mailings to prospective  shareholders,  advertising,  and other  promotional  activities, including the salaries and/or  commissions of sales personnel in connection with the  distribution  of the Fund's shares.  The Distributor may also make payments from time to time from its own  resources,  which may  include  the  Shareholder
Servicing  Fee and past profits for the purposes  enumerated  in (i) above.  The
Distributor,  in its sole discretion, will determine the amount of such payments made  pursuant to the Plan,  provided  that such  payments will not increase the amount which the Fund is required to pay to the Manager and  Distributor for any fiscal year under either the Investment  Management  Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

In  accordance  with the Rule,  the Plan  provides  that all written  agreements relating to the Plan entered into between either the Fund or the Distributor and
Participating   Organizations  or  other   organizations   must  be  in  a  form
satisfactory  to the Fund's Board of Directors.  In addition,  the Plan requires the Fund and the  Distributor to prepare,  at least  quarterly,  written reports setting forth all amounts expended for distribution purposes by the Fund and the
Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors initially approved the Plan on October 19, 1990 and most recently approved the Plan on July 15, 1994 to be effective until August 31, 1995. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on July 24, 1990 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for

                                       19

which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. On January 31, 1995, there were 107,538,816 shares of the Fund outstanding. As of January 31, 1995, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of January 31, 1995:

                                               Nature of
Name and address             % of Class        Ownership

Fundtech Services L.P.        69.71%           Record
as Agent for Various
Beneficial Owners
3 University Plaza
Hackensack, NJ 07061

Investors Fiduciary Trust     14.30%           Record
Company
as Agent for Customers
210 West 10th Street
Kansas City, MO 64105

Neuberger & Berman             6.91%           Record
as Agent for Customers
11 Broadway
New York, NY 10004

Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund directors(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange
Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code, as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to  distribute as dividends  each year 100% and in no event less than 90% of its tax-exempt interest income and other income, net of certain deductions.  Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain  dividends)  paid by the Fund that are attributable  to interest on  obligations,  the interest on which is exempt from regular  Federal  income  tax,  and  designated  by the Fund as  exempt-interest dividends in a written notice mailed to the Fund's  shareholders  not later than
60 days  after  the  close of its  taxable  year.  The  percentage  of the total
dividends   paid  by  the  Fund  during  any  taxable  year  that  qualifies  as exempt-interest  dividends  will  be the  same  for all  shareholders  receiving dividends during the year.

Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code.
However, a shareholder is advised to consult his tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under

                                       20

Section 147(a) of the Code with respect to some or all of the "private activity"
bonds  (generally,  a bond issue in which more than 10% of the proceeds are used in a  non-governmental  trade  or  business),  if any,  held by the  Fund.  If a shareholder  receives an exempt-interest  dividend with respect to any share and such  share has been held for six  months or less,  then any loss on the sale or exchange  of such share will be  disallowed  to the extent of the amount of such exempt-interest  dividend.  The Code  provides  that  interest  on  indebtedness incurred, or continued,  to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible.  Therefore, among other consequences, a certain  proportion  of interest on  indebtedness  incurred,  or  continued,  to purchase or carry  securities on margin may not be deductible  during the period an investor holds shares of the Fund.  P.L.  99-514  expands the  application of this rule as it applies to  financial  institutions,  effective  with respect to taxable years ending after  December 31, 1986. For Social  Security  recipients, interest on tax-exempt bonds,  including  exempt-interest  dividends paid by the
Fund,  is to be added to adjusted  gross income for  purposes of  computing  the amount of Social  Security  benefits  includible  in gross  income.  Under  P.L.
99-514, as amended by the Technical and Miscellaneous  Revenue Act of 1988 (P.L.
100-647) and the Revenue  Reconciliation Act of 1990 (P.L. 101-508),  the amount of such interest received will have to be disclosed on the shareholders' Federal
income  tax  returns.   Further,   under  P.L.  99-514,   taxpayers  other  than
corporations  are required to include as an item of tax  preference for purposes of the  Federal  alternative  minimum  tax all  tax-exempt  interest on "private activity"  bonds (other than  Section  501(c)(3)  bonds)  issued after August 7,
1986.  Thus,  this  provision  will apply to the portion of the  exempt-interest dividends from the Fund's assets,  that are  attributable to such post-August 7,
1986  private  activity  bonds,  if any of such bonds are  acquired by the Fund.
Corporations are required to increase their  alternative  minimum taxable income by 75% of the amount by which the adjusted  current earnings (which will include tax-exempt  interest) of the corporation exceeds the alternative minimum taxable income  (determined  without  this item).  Further,  interest  on the  Municipal
Obligations is includable in a 0.12% additional corporate minimum tax imposed by the  SuperFund  Amendments  and  Reauthorization  Act of 1986.  In addition,  in certain cases,  Subchapter S corporations with accumulated  earnings and profits from  Subchapter  C years  are  subject  to a  minimum  tax on  excess  "passive investment income" which includes tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio  transactions.  The Fund may also  realize  short-term  or long-term  capital  gains upon the maturity or
disposition   of  securities   acquired  at  discounts   resulting  from  market
fluctuations.  Short-term  capital  gains  will be taxable  to  shareholders  as ordinary income when they are distributed.  Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be  distributed  annually to the Fund's  shareholders.  The Fund will have no tax  liability  with respect to  distributed  net capital  gains and the distributions  will be taxable  to  shareholders  as  long-terms  capital  gains regardless of how long the  shareholders  have held Fund shares.  However,  Fund shareholders  who at the time of such a net capital gain  distribution  have not held their Fund shares for more than six months, and who subsequently dispose of those  shares at a loss,  will be  required  to treat  such loss as a  long-term capital loss to the extent of the net capital gain  distribution.  Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's  shareholders not later than 60 days after the close of the Fund's taxable year. Under P.L. 99-514,  effective as of January 1, 1988, net capital gain is taxable at the same rates as ordinary income.  However, P.L.
101-508  restored  preferential  treatment of net capital gains by placing a 28%
ceiling on the marginal tax rate  applicable  to net capital  gains  realized by individuals.

The Fund intends to distribute at least 90% of its  investment  company  taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term  capital gain over its net  short-term  capital loss) for each
taxable  year.   The  Fund  will  be  subject  to  Federal  income  tax  on  any undistributed  investment  company taxable income.  To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between  tax-exempt and taxable income in the same  proportion as the amount of the Fund's  tax-exempt  income bears to the total of such  exempt  income  and its gross  income  (excluding  from gross income the excess of capital  gains over capital  losses).  If the Fund does not distribute  at least 98% of its ordinary  income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If  a   shareholder   fails  to  provide  the  Fund  with  a  current   taxpayer
identification number, the Fund generally is required to withhold 31% of taxable interest,  dividend payments,  and proceeds from the redemption of shares of the
Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund

                                       21

has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Fund. Counsel has pointed out that the Internal Revenue
Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or
eliminate   the  Federal   income  tax   exemption  for  interest  on  Municipal
Obligations.  If such a proposal were introduced and enacted in the future,  the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund  would  re-evaluate  its  investment  objective  and  policies  and consider  changes in the  structure.  Many  important  changes  were made to the
Federal  income  tax  system by the  Revenue  Reconciliation  Act of 1993  (P.L.
103-66),  including an increase in marginal tax rates.  P.L.  99-514  provided a unified state volume  limitation for many types of tax-exempt  bonds and revised current arbitrage restrictions.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

NEW JERSEY INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified  investment  fund" within the meaning of the
New Jersey gross income tax. The primary  criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the
distribution   is  paid,  has  no  investments   other  than  interest   bearing
obligations,  obligations  issued  at a  discount,  and  cash  and  cash  items, including  receivables and financial options,  futures,  forward  contracts,  or other similar financial  instruments  relating to interest-bearing  obligations, obligations  issued at a discount or bond indexes related thereto and (2) at the close of each  quarter of the taxable  year,  such fund has not less than 80% of the aggregate  principal amount of all of its investments,  excluding  financial options,  futures,  forward  contracts,  or other similar financial  instruments relating to  interest-bearing  obligations,  obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the  regulated  investment  company  rules under the Code,  cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations,
Territorial  Municipal  Obligations  and  certain  other  specified  securities.
Additionally,  a  qualified  investment  fund  must  comply  with its  reporting obligations under New Jersey law with respect to qualified  investment funds. In the opinion of Sills Cummis  Zuckerman  Radin  Tischman  Epstein & Gross,  P.A.,
special New Jersey tax counsel to the Fund, assuming that the Fund constitutes a qualified  investment fund, (a)  distributions  paid by the Fund to a New Jersey resident  individual  shareholder  will not be subject  to the New Jersey  gross income tax to the  extent  that the  distributions  are  attributable  to income received  as  interest  on or gain  from New  Jersey  Municipal  Obligations  or
Territorial Municipal  Obligations,  and (b) gain from the sale of shares in the
Fund by a New Jersey resident individual  shareholder will not be subject to the
New Jersey gross income tax.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

CUSTODIAN AND TRANSFER AGENT

Investors Fiduciary Trust Company,  127 West 10th Street,  Kansas City, Missouri
64105 is custodian for its cash and securities, and is the transfer agent and dividend agent for the shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, is the registrar, transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                                       22

DESCRIPTION OF RATINGS *

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST MUNICIPAL BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (________) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

DESCRIPTION  OF MOODY'S  INVESTORS  SERVICE,  INC.'S TWO
HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of Funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S TWO HIGHEST DEBT RATINGS:

AAA - Debt  rated AAA has the  highest  rating  assigned  by  Standard & Poor's.
Capacity to pay interest and repay  principal  is  extremely  strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

DESCRIPTION  OF  STANDARD  & POOR'S
CORPORATION'S  TWO HIGHEST  COMMERCIAL  PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity  for timely  payment on issues with this  designation  is strong.
However,  the relative degree of safety is not as high as for issues  designated
A-1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE,
INC.'S TWO HIGHEST  COMMERCIAL  PAPER  RATINGS:

Moody's employs the following designations,  both judged to be investment grade, to indicate the relative  repayment capacity of rated issues:  Prime-1,  highest quality; Prime-2, higher quality.
--------------------------------------------------------------------------------
* As described by the rating agencies.
                                       23

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NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT


===============================================================================

The Board of Directors and Shareholders
New Jersey Daily Municipal Income Fund, Inc.


We have  audited the  accompanying  statement  of net assets of New Jersey Daily
Municipal Income Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the four years in the period then ended and the period from October 26, 1990 (Commencement of Operations) to October 31, 1991. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.


We  conducted  our  audits  in  accordance  with  generally   accepted  auditing
standards.  Those standards require that we plan and perform the audit to obtain reasonable  assurance  about  whether  the  financial  statements  and  selected financial  information  are free of  material  misstatement.  An audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements.  Our procedures  included  confirmation of securities owned as of October 31, 1995, by  correspondence  with the  custodian.  An audit also includes assessing the accounting principles used and significant estimates made by  management,  as well as  evaluating  the  overall  financial  statement presentation.  We believe  that our audits  provide a  reasonable  basis for our opinion.


In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New Jersey Daily Municipal Income Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



/s/ McGladry & Pullen, LLP



 New York, New York
 November 29, 1995




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                                       24

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NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

===============================================================================



                                                                                                             Ratings (a)
                                                                                                          -----------------
     Face                                                            Maturity                 Value                Standard
    Amount                                                             Date     Yield       (Note 1)      Moody's & Poor's
    ------                                                             ----     -----       --------      -------   -------
Other Tax Exempt Investments (19.52%)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 2,408,000  Berkeley Heights, NJ BANS (b)                       11/08/96    3.75%     $ 2,409,397
     3,000,000  Essex County, NJ TAN - Series C
                LOC Natwest Bank                                    11/22/95    3.50        3,001,188     MIG-1
     4,000,000  Fort Lee, NJ TAN (b)                                02/02/96    3.46        4,004,325
     2,600,000  Mendham Township, NJ BAN (b)                        10/10/96    3.77        2,606,935
       516,000  Montclair, NJ BAN (b)                               06/28/96    3.79          517,257
       500,000  New Jersey State GO                                 04/01/96    3.63          506,561      Aa1     AA+
       750,000  Pequannock Township, NJ Board of Education
                (Collateralized with U.S. Government Securities)    03/01/96    3.70          774,668      Aaa     AAA
     3,500,000  Southern Regional High School District,
                NJ Board of Education Temporary Notes (b)           11/02/95    4.49        3,500,021
     5,060,000  Trenton, NJ School District Tempory Notes (b)       10/24/96    3.81        5,074,979
     3,000,000  Township of Parsippany-Troy Hills BAN               11/01/96    3.64        3,008,640     MIG-1
    ----------                                                                             ----------
    25,334,000  Total Other Tax Exempt Investments                                         25,403,971
    ----------                                                                             ----------
Other Variable Rate Demand Instruments (c) (68.09%)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 1,500,000  Glouchester County, NJ PCFA
                (Monsanto Company Project)                          12/01/22    3.80%     $ 1,500,000      P1      A1
     6,100,000  Mercer County, NJ Improvement Authority
                Pooled Government Loan Program Bond
                LOC Credit Suisse                                   11/01/98    3.60        6,100,000    VMIG-1    A1+
     3,400,000  New Jersey EDA (b)
                (400 International Drive Rockefeller Corporation)
                LOC Morgan Guaranty                                 09/01/05    3.85        3,400,000
     1,050,000  New Jersey EDA Bears - Series G
                LOC First Fidelity Bank                             07/01/03    3.85        1,050,000              A1
     2,300,000  New Jersey EDA Dock Facility Refunding RB
                (Bayonne/IMTT-Bayonne Project)
                LOC First National Bank of Chicago                  12/01/27    3.95        2,300,000    VMIG-1
       200,000  New Jersey EDA Dock Facility Refunding RB
                (Bayonne/IMTT-Bayonne Project) - Series 1993B
                LOC First National Bank of Chicago                  12/01/27    3.90          200,000    VMIG-1
     2,115,000  New Jersey EDA Economic Growth Bonds - Series 1994A
                LOC National Westminster Bank PLC                   08/01/14    3.85        2,115,000      P1      A1+
       850,000  New Jersey EDA Manufacturing Facility RB
                (Commerce Center Project)
                LOC Bank of America                                 08/01/17    4.40          850,000      P1      A1
     2,500,000  New Jersey EDA Natural Gas Facilities RB
                (New Jersey Natural Gas Company) - Series B
                AMBAC Insured                                       07/01/30    3.55        2,500,000    VMIG-1


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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===============================================================================


                                                                                                                       Ratings (a)
                                                                                                                    ---------------
      Face                                                                               Maturity           Value         Standard
     Amount                                                                                Date    Yield  (Note 1) Moody's & Poor's
     ------                                                                                ----    -----  -------- -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  New Jersey EDA Natural Gas Facility RB - Series A
                (New Jersey National Gas Company)
                AMBAC Insured                                                           07/01/30   3.45   1,500,000    AAA     Aaa
     1,000,000  New Jersey EDA School RB
                (Peddie School) - Series 1994B                                          02/01/19   3.95   1,000,000            A1
     3,200,000  New Jersey EDA
                (Hillcrest Health System Inc. Obligated Group Project) - Series 1995
                LOC Industrial Bank of Japan, Ltd.                                      01/01/22   3.70   3,200,000    P1      A1
     1,000,000  New Jersey EDA Variable Rate Demand
                RB Sewage Facility
                LOC PNC Bank                                                            07/01/01   4.15   1,000,000    P1      A1
     2,085,000  New Jersey State EDA
                (Block Drug Corporation) - Series A
                LOC Trust Co. Bank of Atlanta                                           06/01/09   3.95   2,085,000    P1
     1,650,000  New Jersey State EDA
                (Block Drug Corporation) - Series B
                LOC Trust Co. Bank of Atlanta                                           06/01/09   3.95   1,650,000    P1      A1+
     3,250,000  New Jersey State EDA (Campus 130 Associates)
                LOC The Bank of New York                                                12/01/11   4.20   3,250,000    P1      A1
     4,000,000  New Jersey State EDA (Crompton & Knowles)
                LOC ABN AMRO Bank N.V.                                                  07/01/97   3.88   4,000,000    P1      A1+
     2,600,000  New Jersey State EDA (Curtiss-Wright Flight Systems)
                LOC Bank of Nova Scotia                                                 01/01/02   3.65   2,600,000            A1+
     1,791,500  New Jersey State EDA (Hartz & Rex Associates) (b)
                LOC Citibank                                                            01/01/12   4.08   1,791,500
     2,725,000  New Jersey State EDA, (b)
                Industrial & Economic Development (FMC Corp.)
                LOC Wachovia Bank & Trust Co., N.A.                                     06/01/22   3.95   2,725,000
     2,890,000  New Jersey State EDA STPCO II
                LOC Barclays Bank PLC                                                   07/01/06   3.80   2,890,000            A1+
    12,600,000  New Jersey State Turnpike Authority - Series A
                FGIC Insured                                                            01/01/18   3.60  12,600,000  VMIG-1    A1+
       200,000  Pollution Control Finance of Union County New Jersey
                (Exxon Project) - Series 1994                                           07/01/23   3.85     200,000    P1      A1+
       500,000  Pollution Control Finance of Union County New Jersey
                (Exxon Project) - Series 1994                                           07/01/33   3.85     500,000    P1      A1+
     4,400,000  Port Authority of New York &  New Jersey - Series 1                     08/01/28   3.90   4,400,000  VMIG-1    A1+
     7,500,000  Port Authority of New York &  New Jersey - Series 3
                LOC Deutsche Bank A.G.                                                  10/01/14   3.80   7,500,000  VMIG-1    A1+

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
OCTOBER 31, 1995

===============================================================================

                                                                                                            Ratings (a)
                                                                                                        ------------------
     Face                                                            Maturity             Value                  Standard
    Amount                                                             Date    Yield    (Note 1)        Moody's & Poor's
    ------                                                             ----    -----    --------        -------   --------
Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 1,000,000  Port Authority of New York &  New Jersey
                Special Obligation RB (2nd Installment)
                LOC Deutsche Bank A.G.                              10/01/14   3.80%   $ 1,000,000       VMIG-1    A1+
    14,700,000  Port Authority of New York &  New Jersey
                Versatile & Structure Obligation Series - 3         06/01/20   3.70     14,700,000       VMIG-1    A1+
    ----------                                                                          ----------
    88,606,500  Total Other Variable Rate Demand Instruments                            88,606,500
    ----------                                                                          ----------
Put Bonds (d) (3.38%)
-----------------------------------------------------------------------------------------------------------------------------------
     $ 900,000  Puerto Rico Industrial Medical & Environmental Bond
                LOC Morgan Guaranty                                 12/01/95   3.80%     $ 900,276       VMIG-1
     1,000,000  Puerto Rico Industrial Medical & Environmental Bond
                LOC Morgan Guaranty                                 12/01/95   4.35      1,000,000                 AAA
     2,500,000  Puerto Rico Industrial Medical & Environmental
                PCFA PCRB (Reynolds Metals Corporation)
                LOC ABN AMRO Bank N.V.                              09/01/96   3.96      2,494,938       VMIG-1    A1+
    ----------                                                                          ----------
     4,400,000  Total Put Bonds                                                          4,395,214
    ----------                                                                          ----------
Tax exempt Commercial Paper (11.56%)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 3,000,000  New Jersey State EDA Exempt Facility RB
                (Chambers Cogeneration)
                LOC Swiss Bank Corp.                                11/28/95   3.70%   $ 3,000,000       VMIG-1   A1+
     1,000,000  New Jersey State EDA Exempt Facility RB
                (Chambers Cogeneration)
                LOC Swiss Bank Corp.                                12/07/95   3.80      1,000,000       VMIG-1   A1+
     3,000,000  New Jersey State EDA Exempt Facility RB
                (Keystone 1992 Project)
                LOC Union Bank of Switzerland                       11/14/95   3.60      3,000,000       VMIG-1   A1+
       445,000  Port Authority of New York &  New Jersey            11/14/95   3.70        445,000         P1     A1+
     1,500,000  Port Authority of New York &  New Jersey            12/13/95   3.75      1,500,000         P1     A1+
     6,100,000  Puerto Rico Government Development Bank             11/10/95   3.25      6,100,000                A1+
    ----------                                                                          ----------
    15,045,000  Total Tax Exempt Commercial Paper                                       15,045,000
    ----------                                                                          ----------
Variable Rate Demand Instruments - Participations (0.06%)
-----------------------------------------------------------------------------------------------------------------------------------
   $    70,909  Thermwell Products
                LOC Barclays Bank PLC                               07/31/96   5.69%   $    70,909         P1     A1+
    ----------                                                                          -----------
        70,909  Total Variable Rate Demand Instrumnets - Participations                     70,909
    ----------                                                                          -----------
                Total Investments (102.61%)(Cost $133,521,594+)                         133,521,594
                Liabilities in Excess of Cash (-2.61%)                                 (  3,394,034)
                                                                                        -----------
                Net Assets (100.00%), 130,130,432 Shares Outstanding (Note 3)          $130,127,560
                                                                                        ===========
                Net Asset Value, offering and redemption price per share               $       1.00
                                                                                        ===========
              + Aggregate cost for federal income tax purposes is identical.


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                       See Notes to Financial Statements.

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===============================================================================




FOOTNOTES:

(a) Unless the variable rate demand instruments are assigned their own ratings, the ratings noted are those of the bank whose letter of credit secures such instruments. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.
(b) Securities that are not rated which the Fund's Board of Directors has determined to be of comparable quality to the rated securities in which the Fund invests.
(c) Securities are payable on demand at par including accrued interest (usually with seven days notice) and where applicable are unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.
(d)  The maturity date indicated for the put bonds is the next put date.


KEY:
     BAN      =   Bond Anticipation Note                          PCFA     =    Pollution Control Finance Authority

     EDA      =   Economic Development Authority                  PCRB     =    Pollution Control Revenue Bond

     GO       =   General Obligation                              RB       =    Revenue Bond





-------------------------------------------------------------------------------
                       See Notes to Financial Statemnts.

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NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995

===============================================================================




INVESTMENT INCOME
Income:
    Interest................................................................................  $   4,427,669
                                                                                               ------------
Expenses: (Note 2)
    Investment management fee...............................................................        355,223
    Administration fee......................................................................        236,815
    Distribution fee........................................................................        236,815
    Custodian, shareholder servicing and related shareholder expenses.......................        122,878
    Legal, compliance and filing fees.......................................................         52,167
    Audit and accounting....................................................................         40,746
    Amortization of organization expenses...................................................         10,289
    Directors' fees.........................................................................          6,308
    Other...................................................................................          4,054
                                                                                               ------------
      Total expenses........................................................................      1,065,295
Less fees waived (Note 2)...................................................................  (     217,216)
                                                                                               ------------
      Net expenses..........................................................................        848,079
                                                                                               ------------
Net investment income.......................................................................      3,579,590


REALIZED GAIN ON INVESTMENTS

Net realized gain on investments............................................................          1,012
                                                                                               ------------
Increase in net assets from operations......................................................  $   3,580,602
                                                                                               ============


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED OCTOBER 31, 1995 AND 1994

===============================================================================


                                                                           1995                   1994
                                                                     ---------------         ---------------


INCREASE (DECREASE) IN NET ASSETS
 Operations:
    Net investment income.........................................   $     3,579,590         $     1,950,607
    Net realized gain (loss) on investments.......................             1,012         (         3,614)
                                                                     ---------------         ---------------
    Increase in net assets from operations........................         3,580,602               1,946,993
 Dividends to shareholders from net investment income.............   (     3,579,590)*       (     1,950,607)*
 Capital share transactions (Note 3)..............................        24,197,289              27,585,747
                                                                     ---------------         ---------------
        Total increase............................................        24,198,301              27,582,133

Net assets:
    Beginning of year.............................................       105,929,259              78,347,126
                                                                      --------------         ---------------
    End of year...................................................   $   130,127,560           $ 105,929,259
                                                                      ==============         ===============

*    Designated as exempt-interest dividends for federal income tax purposes.


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS


===============================================================================
1. Summary of Accounting Policies.

New Jersey Daily Municipal Income Fund, Inc. is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

    a) Valuation of Securities -

    Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

    b) Federal  Income  Taxes -

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no provision for federal income tax is required.

    c) Dividends and Distributions -

    Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

    d) General -

    Securities transactions are recorded on a trade date basis. Interest income is accrued as earned. Realized gains and losses from securities transactions are recorded on the identified cost basis.

2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (Manager), at the annual rate of .30% of the Fund's average daily net assets. The Manager is required to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) to the extent that such expenses, including the investment management and the shareholder servicing and administration fees, for any fiscal year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. No such reimbursement was required for the year ended October 31, 1995.

The Manager is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). On August 16, 1995, New England Mutual Life Insurance Company ("The New England"), the owner of NEIC's general partner and a majority owner of the limited partnership interest in NEIC, entered into an agreement to merge with Metropolitan Life Insurance Company ("MetLife"), with MetLife to be the survivor of the merger. The merger is subject to several conditions, including the required approval, by shareholders of the Fund of a proposed new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement.


-------------------------------------------------------------------------------

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===============================================================================
2. Investment Management Fees and Other Transactions with Affiliates
   (Continued).

Pursuant to a Distribution Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) entered into a Distribution Agreement and a Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to .20% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During the year ended October 31, 1995 the Distributor voluntarily waived shareholder servicing fees of $217,216.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,000 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Custodian, shareholder servicing and related shareholder expenses" are fees of $29,607 paid to Fundtech Services L.P., an affiliate of the Manager as servicing agent for the Fund.

3. Capital Stock.

At October 31, 1995, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $130,130,432. Transactions in capital stock, all at $1.00 per share, were as follows:

                                                             Year                         Year
                                                            Ended                        Ended
                                                      October 31, 1995              October 31, 1994
                                                      -----------------            -----------------
Sold........................................               246,436,643                 190,710,019
Issued on reinvestment of dividends.........                 2,746,946                   1,655,365
Redeemed....................................         (     224,986,300)           (    164,779,637)
                                                      ----------------             ---------------
Net increase................................                24,197,289                  27,585,747
                                                      ================             ===============

4. Sales of Securities.

Accumulated undistributed realized losses at October 31, 1995 amounted to $2,872.

5. Concentration of Credit Risk.

The Fund invests primarily in obligations of political subdivisions of the State of New Jersey and, is subject to the credit risk associated with the non-performance of such issuers. Approximately 49% of these investments are further secured, as to principal and interest, by letters of credit issued by financial institutions. The Fund maintains a policy of monitoring its exposure by reviewing the credit worthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.




-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


===============================================================================

6. Selected Financial Information.

                                                             Year Ended
                                                             October 31,                          October 26, 1990
                                       -------------------------------------------------------     (Inception) to
                                        1995             1994            1993            1992     October 31, 1991
                                        ----             ----            ----            ----     ----------------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.    $1.00            $1.00           $1.00           $1.00           $1.00
                                       -------          -------         -------         -------         -------

Net investment income..............      .030            0.020           0.020           0.030           0.042

Dividends from net investment income   ( .030 )        ( 0.020 )       ( 0.020 )       ( 0.030 )       ( 0.042 )
                                       -------          -------         -------         -------         -------
Net asset value, end of year.......    $1.00            $1.00           $1.00           $1.00           $1.00
                                       ======           =======         =======         =======         =======

Total Return.......................     3.08%            2.03%           1.98%           3.01%           4.62%*

Ratios/Supplemental Data

Net assets, end of  year (000).....   $130,128         $105,929         $78,347        $46,374         $26,238

Ratios to average net assets:
    Expenses.......................      0.72%+          0.66%+          0.61%+          0.42%+          0.27%*+
    Net investment income..........      3.02%+          2.02%+          1.95%+          2.88%+          4.32%*+

* Annualized
+ Net of management, administration and shareholder servicing fees waived equivalent to .18%, .26%, .35%, .70%, and .70% of average net assets respectively, plus expense reimbursement equivalent to .00%, .00%, .00%, .04% and .53% of average net assets, respectively.




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